Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

Supplement Dated
May 21, 2026
to the current statutory prospectuses, initial summary prospectuses and updating summary prospectuses for:

Investment Edge ® 15.0	Retirement Cornerstone ® Series 15A

Investment Edge ® 21.0	Retirement Cornerstone ® Series 15B

Retirement Cornerstone ® Series	Retirement Cornerstone ® Series 17

Retirement Cornerstone ® Series 12.0	Retirement Cornerstone ® Series 17 Series E

Retirement Cornerstone ® Series 13.0	Retirement Cornerstone ® Series 19

Retirement Cornerstone ® Series 15.0	Retirement Cornerstone ® 19 Series E

This Supplement modifies certain information in the above-referenced prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses, initial summary prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

The following hereby amends the name and/or current expense in “Appendix: Investment options available under the contract” for the following funds:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses

American Funds Insurance Series ® SMALLCAP World Fund ® (1) — Capital Research and Management Company	1.15	%^

Lord Abbett Bond Debenture Portfolio (VC) — Lord, Abbett & Co. LLC	1.05%

(1)	Formerly American Funds Insurance Series ® Global Small Capitalization Fund. The former name may continue to be used in certain documents for a period of time after the date of this Supplement.

IE 15, IE 21, RC 1, RC 11, RC 12, RC 13, RC 15, RC 15A, RC 15B, RC 17,	Cat #800306 (5/26)
RC 17 Series E, RC 19, RC 19 Series E NB/In Force	#23207